BEACON SELECT RISK ETF
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.7%
	EQUITY - 54.7%
6,210	Vanguard Communication Services ETF	$ 630,253
2,457	Vanguard Consumer Discretionary ETF	622,235
3,132	Vanguard Consumer Staples ETF	593,827
3,267	Vanguard Industrials ETF	601,487
1,620	Vanguard Information Technology ETF	675,347
3,456	Vanguard Materials ETF	569,341
		3,692,490
	FIXED INCOME - 45.0%
9,990	Vanguard Intermediate-Term Bond ETF	759,240
10,071	Vanguard Long-Term Bond	749,383
20,034	Vanguard Short-Term Bond ETF	1,525,389
		3,034,012

	TOTAL EXCHANGE-TRADED FUNDS (Cost $6,720,022)	6,726,502

	TOTAL INVESTMENTS – 99.7% (Cost $6,720,022)	$ 6,726,502
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%	17,318
	NET ASSETS - 100.0%	$ 6,743,820

ETF - Exchange-Traded Fund